UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2011

WEINGARTEN REALTY INVESTORS

(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 866-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2011, Weingarten Realty Investors (“the Company”), a Texas real estate investment trust, entered into a $200,000,000 unsecured term loan pursuant to a Credit Agreement (the “Credit Agreement”) with The Bank of Nova Scotia, PNC Bank, National Association and Sumitomo Mitsui Banking Corporation as joint arrangers and joint bookrunners, The Bank of Nova Scotia, as administrative agent, PNC Bank, National Association and Sumitomo Mitsui Banking Corporation, as syndication agents and U.S. Bank National Association, as documentation agent. Another lender involved in this transaction is Compass Bank.

The Credit Agreement is a $200,000,000 unsecured term loan with floating borrowing rates at a margin above LIBOR. The borrowing margin is priced off a grid in accordance with the Company’s senior unsecured credit ratings. The term loan matures on August 29, 2012 in which we have the option to repay the loan without penalty after nine months. The Company intends to use the proceeds from this term loan to pay down amounts outstanding under our revolving credit facility until such time as upcoming disposition transactions are executed.

Pursuant to the terms of the Credit Agreement, the Company is subject to requirements including covenants requiring the maintenance of (i) maximum leverage ratios on both unsecured and secured debt and (ii) unsecured interest expense and fixed charge coverage ratios. The Credit Agreement also contains customary representations and warranties, affirmative covenants, notice provisions, and events of default, including change of control, cross-defaults to other debt, and judgment defaults. Certain wholly-owned subsidiaries of the Company are guarantors of the Company’s obligations under the Credit Agreement.

The description herein of the Credit Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Credit Agreement, the form of which is filed as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

Please refer to Exhibit 99.1, which is incorporated into this Item 7.01 by reference.

The information in this item shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Credit Agreement dated August 29, 2011 among Weingarten Realty Investors, the Lenders Party Hereto and The Bank of Nova Scotia, as Administrative Agent.

10.2	Credit Agreement Note dated August 29, 2011 with The Bank of Nova Scotia.

10.3	Credit Agreement Note dated August 29, 2011 with Compass Bank.

10.4	Credit Agreement Note dated August 29, 2011 with PNC Bank, National Association.

10.5	Credit Agreement Note dated August 29, 2011 with Sumitomo Mitsui Banking Corporation.

10.6	Credit Agreement Note dated August 29, 2011 with U.S. Bank National Association.

10.7	Guaranty associated with Credit Agreement among Weingarten Realty Investors, the Lenders Party Hereto and The Bank of Nova Scotia, as Administrative Agent, dated August 29, 2011.

99.1	Press Release dated August 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2011

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Credit Agreement dated August 29, 2011 among Weingarten Realty Investors, the Lenders Party Hereto and The Bank of Nova Scotia, as Administrative Agent.

10.2	Credit Agreement Note dated August 29, 2011 with The Bank of Nova Scotia.

10.3	Credit Agreement Note dated August 29, 2011 with Compass Bank.

10.4	Credit Agreement Note dated August 29, 2011 with PNC Bank, National Association.

10.5	Credit Agreement Note dated August 29, 2011 with Sumitomo Mitsui Banking Corporation.

10.6	Credit Agreement Note dated August 29, 2011 with U.S. Bank National Association.

10.7	Guaranty associated with Credit Agreement among Weingarten Realty Investors, the Lenders Party Hereto and The Bank of Nova Scotia, as Administrative Agent, dated August 29, 2011.

99.1	Press Release dated August 29, 2011.

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